Exhibit 10.17(k)

AMENDMENT No. 11 TO PURCHASE AGREEMENT DCT-025/2003

This Amendment No. 11 to Purchase Agreement DCT-025/2003, dated as of October 20, 2011 (“Amendment 11”) relates to the Purchase Agreement DCT-025/2003 between Embraer S.A. (formerly known as Embraer - Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Purchase Agreement”). This Amendment 11 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.

All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 11 and the Purchase Agreement, this Amendment 11 shall control.

WHEREAS:

1)	Buyer and Embraer have agreed to terminate eleven (11) Firm Aircraft;

2)	The parties desire to implement of certain changes to the Aircraft configuration which cause a change in the Aircraft Basic Price;

3)	Buyer has elected to exercise its right of termination, and Embraer has agreed to cancel the delivery of two (2) Firm Aircraft.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	DELIVERY

1.1 Article 2.1 of the Purchase Agreement shall be deleted and replaced as follows:

“2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of 89 (eighty nine) newly manufactured Aircraft.”

1.2 The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:

Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**	Aircraft #	Delivery Month**
1	[***]/05	23	[***]/06	45	[***]/10	67	[***]/14
2	[***]/05	24	[***]/07	46	[***]/10	68	[***]/14
3	[***]/05	25	[***]/07	47	[***]/10	69	[***]/14
4	[***]/05	26	[***]/07	48	[***]/10	70	[***]/15
5	[***]/05	27	[***]/07	49	[***]/11	71	[***]/15

[***]

Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 11 to Purchase Agreement DCT-025/2003 COM0176-11	Page 1 of 5

AMENDMENT No. 11 TO PURCHASE AGREEMENT DCT-025/2003

6	[***]/05	28	[***]/07	50	[***]/11	72	[***]/15
7	[***]/05	29	[***]/07	51	[***]/11	73	[***]/15
8	[***]/05	30	[***]/07	52	[***]/11	74	[***]/15
9	[***]/06	31	[***]/08	53	[***]/11	75	[***]/15
10	[***]/06	32	[***]/08	54	[***]/12	76	[***]/15
11	[***]/06	33	[***]/08	55	[***]/12	77	[***]/16
12	[***]/06	34	[***]/08	56	[***]/12	78	[***]/16
13	[***]/06	35	[***]/08	57	[***]/12	79	[***]/16
14	[***]/06	36	[***]/08	58	[***]/13	80	[***]/16
15	[***]/06	37	[***]/09	59	[***]/13	81	[***]/16
16	[***]/06	38	[***]/09	60	[***]/13	82	[***]/16
17	[***]/06	39	[***]/09	61	[***]/13	83	[***]/16
18	[***]/06	40(*)	[***]/09	62	[***]/13	84	[***]/16
19	[***]/06	41(*)	[***]/09	63	[***]/14	85	[***]/17
20	[***]/06	42	[***]/09	64	[***]/14	86	[***]/17
21	[***]/06	43	[***]/09	65	[***]/14	87	[***]/17
22	[***]/06	44(*)	[***]/09	66	[***]/14	88	[***]/17
						89	[***]/17

[***]

(**)	Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement.

2.	CHANGE IN THE AIRCRAFT CONFIGURATION

2.1 New [***]

Firm Aircraft #[***] shall be delivered with [***]. There will be [***] due to this change. The Basic Price for the affected Aircraft shall be [***] by US$ [***] ([***] United States dollars) [***].

2.2 [***]

Firm Aircraft #[***] shall be delivered with [***]. There will be [***] as a result of this modification. The Basic Price for the affected Aircraft shall be [***] by US$ [***] ([***] United States dollars) [***].

[***]

Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 11 to Purchase Agreement DCT-025/2003 COM0176-11	Page 2 of 5

AMENDMENT No. 11 TO PURCHASE AGREEMENT DCT-025/2003

2.3 New [***]

Firm Aircraft #[***] shall be delivered with [***]. There will be [***] as a result of this modification. The Basic Price for the affected Aircraft shall be [***] by US$ [***]([***] United States dollars) [***].

3.	AIRCRAFT PRICES

3.1 Aircraft Basic Price for Firm Aircraft: Due to changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement shall be deleted and replaced as follows:

3.2 Buyer agrees to pay Embraer in the United States dollars, per unit Aircraft Basic Price as indicated in the table below:

Aircraft #	Basic Price ([***])
1 to 3	US$ [***]
4	US$ [***]
7	US$ [***]
5, 6 and 8 to 12	US$ [***]
13 to 24	US$ [***]
25	US$ [***]
26	US$[***]
27	US$ [***]
28 to 30	US$ [***]
31 to 34	US$ [***]
35 to 39, 42 and 43	US$ [***]
Exercised Option [***]	US$ [***]
45 to 47	US$ [***]
48 to 50	US$ [***]
51 to 53	US$ [***]
54	US$ [***]
55 to 89	US$ [***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 11 to Purchase Agreement DCT-025/2003 COM0176-11	Page 3 of 5

AMENDMENT No. 11 TO PURCHASE AGREEMENT DCT-025/2003

3.3	Aircraft price for Option Aircraft: Due to the changes in the Aircraft configuration, Article 21.1 of the Purchase Agreement shall be deleted and replaced as follows:

21.1 The unit basic price of the Option Aircraft (the “Option Aircraft Basic Price”) is indicated in the table below, provided that the Option Aircraft is in the configuration described in Attachment “A”, otherwise adjustments shall be done for any additions and/or deletions of equipment and/or provisioning as may be agreed to by Buyer and Embraer from time to time.

Option Aircraft #	Option Aircraft Basic Price ([***])
All	US$ [***]

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 11, shall remain in full force and effect without any change.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 11 to Purchase Agreement DCT-025/2003 COM0176-11	Page 4 of 5

AMENDMENT No. 11 TO PURCHASE AGREEMENT DCT-025/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 11 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.			JetBlue Airways Corporation

By	:	/s/ Artur Coutinho	By	:	/s/ Mark D. Powers
Name	:	Artur Coutinho	Name	:	Mark Powers
Title	:	COO – Chief Operating Officer	Title	:	CFO

By	:	/s/ Eduardo Munhós de Campos
Name	:	Eduardo Munhós de Campos
Title	:	Vice President, Latin America
Airline Market

Date	:	10/20/2011	Date	:	10/20/2011
Place	:	São José dos Campos	Place	:	New York

Witness:		/s/ Sandra Boelter de Bastos	Witness:		/s/ Laura Kong
Name:		Sandra Boelter de Bastos	Name:		Laura Kong

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